Exhibit 10.1

EXECUTION VERSION
EIGHTH AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT

This EIGHTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of March 18, 2020, is entered into by and among the following parties:
(i) SYNEOS HEALTH RECEIVABLES LLC, as Borrower;
(ii) SYNEOS HEALTH, LLC (f/k/a INC RESEARCH, LLC), as initial Servicer; and
(iii) PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent and as lender.
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.
BACKGROUND
A. The parties hereto have entered into a Receivables Financing Agreement, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).
B. The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.
NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1. Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Financing Agreement attached hereto as Exhibit A.
SECTION 2. Representations and Warranties of the Borrower and the Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a) Representations and Warranties. The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.
(b) Enforceability. The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(c) No Event of Default. After giving effect to this Amendment, no Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.
SECTION 3. Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof, subject to the conditions precedent that the Administrative Agent shall have received the following:
(a) counterparts to this Amendment executed by each of the parties hereto; and
(b) such opinions of counsel, certificates, resolutions and other deliverables, in each case, in form and substance acceptable to the Administrative Agent as may be reasonably requested by the Administrative Agent prior to the date hereof.
SECTION 5. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6. Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.
SECTION 8. GOVERNING LAW AND JURISDICTION.
(a) THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
(b) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

SYNEOS HEALTH RECEIVABLES LLC, as the Borrower By: /s/Robert Parks
Name: Robert Parks Title: President

SYNEOS HEALTH, LLC, as the Servicer By: /s/Jason Meggs
Name: Jason Meggs Title: Chief Financial Officer

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/Christopher Blaney
Name: Christopher Blaney Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/Christopher Blaney
Name: Christopher Blaney Title: Senior Vice President

Exhibit A

(attached)

EXECUTION VERSION

EXHIBIT A to the EIGHTH AMENDMENT, dated as of March 18, 2020
CONFORMED COPY INCLUDES
FIRST AMENDMENT, dated as of August 1, 2018 SECOND AMENDMENT, dated as of August 29, 2018 THIRD AMENDMENT, dated as of October 25, 2018 FOURTH AMENDMENT, dated as of January 2, 2019 FIFTH AMENDMENT, dated as of July 25, 2019 SIXTH AMENDMENT, dated as of September 30, 2019
OMNIBUS AMENDMENT, dated as of January 31, 2020

RECEIVABLES FINANCING AGREEMENT

Dated as of June 29, 2018 by and among
SYNEOS HEALTH RECEIVABLES LLC,
as Borrower,

THE PERSONS FROM TIME TO TIME PARTY HERETO,
as Lenders,

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

SYNEOS HEALTH, LLC,
as initial Servicer, and
PNC CAPITAL MARKETS LLC,
as Structuring Agent

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“Commencement Date” means the date, if any, identified as the “Commencement Date” in a writing delivered by the Borrower to the Administrative Agent; provided, however, that the “Commencement Date” shall be deemed to be the date of the initial Credit Extension if not previously identified as a date on or prior to the date of the initial Credit Extension.

“Commitment” means, with respect to any Lender, the maximum aggregate amount of Capital which such Person is obligated to lend or pay hereunder on account of all Loans, on a combined basis, as set forth on Schedule I or in such other agreement pursuant to which it became a Lender, as such amount may be modified in connection with any subsequent assignment pursuant to Section 14.03 or in connection with a reduction in the Facility Limit pursuant to Section 2.02(e). If the context so requires, “Commitment” also refers to a Lender’s obligation to make Loans hereunder in accordance with this Agreement.

“Concentration Percentage” means (a) except as provided in clause (b) below, (i) for any Group A Obligor, 25.0%, (ii) for any Group B Obligor, 15.0%, (iii) for any Group C Obligor, 10.0% and (iv) for any Group D Obligor, 5.0%. and (b) for each of the Obligors listed in the chart below (each, a “Special Obligor”), the percentage specified in the chart below for such Special Obligor (the applicable “Special Concentration Limit”); provided, however, that (i) the Administrative Agent may, upon not less than five (5) Business Days’ written notice to the Borrower, cancel or reduce the Special Concentration Limit with respect to any or all Special Obligors and (ii) if the aggregate Outstanding Balance of Pool Receivables owing by any Special Obligor that constitute Delinquent Receivables exceeds 30.0% of the aggregate Outstanding Balance of all Pool Receivables owing by such Special Obligor, then the Special Concentration Limit with respect to such Special Obligor shall be immediately and automatically cancelled, and thereafter, in each case, the Concentration Percentage for such Special Obligor(s) shall be determined pursuant to clause (a) above. In the event that any other Obligor is or becomes an Affiliate of a Special Obligor, the Special Concentration Limit shall apply to both such Obligor and such Special Obligor and shall be calculated as if such Obligor and such Special Obligor were a single Obligor.

Special Obligor	Special Concentration Limit
Otsuka Pharmaceutical Development and Commercialization, Inc.	8.0%

“Concentration Reserve Percentage” means, at any time of determination, the largest of:
(a) the sum of the four (4) largest Obligor Percentages of the Group D Obligors, (b) the sum of the two (2) largest Obligor Percentages of the Group C Obligors and (c) the largest Obligor Percentage of the Group B Obligors.

“Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable.

“Covered Entity” means (a) each of Borrower, the Servicer, each Originator, the Parent and each of the Parent’s Subsidiaries and (b) each Person that, directly or indirectly, is in control

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financial institution, on behalf of Borrower, as originator and (iv) any other payment order drawn on or payable against any Collection Account.

“Settlement Item Amounts” means the face amount of each Settlement Item.

“Sixth Amendment Closing Date” means September 30, 2019.

“Solvent” means, with respect to any Person and as of any particular date, (i) the present fair market value (or present fair saleable value) of the assets of such Person is not less than the total amount required to pay the probable liabilities of such Person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) such Person is not incurring debts or liabilities beyond its ability to pay such debts and liabilities as they mature and (iv) such Person is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged.

“Special Concentration Limit” has the meaning set forth in the definition of Concentration Percentage.

        “Special Obligor” has the meaning set forth in the definition of Concentration Percentage.

“Sponsors” means, collectively, Advent, THL and Liberty Lane, their respective controlled Affiliates and funds managed or advised by any of them or any of their respective controlled Affiliates (in each case, other than any portfolio company).

“Stress Factor” means, at any time of determination, (i) if a Ratings Event has occurred and is continuing, 2.50 and (ii) otherwise, 2.00.

“Structuring Agent” means PNC Capital Markets LLC, a Pennsylvania limited liability company.

“Sub-Servicer” has the meaning set forth in Section 9.01(d).

“Subject Obligor” means Takeda Pharmaceutical Company Ltd.

“Subject Obligor Delinquency Trigger” shall have occurred as of any date of determination if 30% or more of the aggregate Outstanding Balance of all Pool Receivables, the Obligor of which is the Subject Obligor or any Affiliate thereof, constitute Delinquent Receivables as of such date.

“Subsidiary” means, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors or other managers of such entity are at the time owned, or management of which is otherwise controlled: (a) by such

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(c) Any indemnification or contribution under this Section shall survive the termination of this Agreement.

ARTICLE XIV

MISCELLANEOUS

SECTION 14.01. Amendments, Etc.

(a)No failure on the part of any Credit Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. No amendment or waiver of any provision of this Agreement or consent to any departure by any of the Borrower or any Affiliate thereof shall be effective unless in a writing signed by the Administrative Agent and the Majority Lenders (and, in the case of any amendment, also signed by the Borrower), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (A) no amendment, waiver or consent shall, unless in writing and signed by the Servicer, affect the rights or duties of the Servicer under this Agreement; (B) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent and each Lender:

(i)change (directly or indirectly) the definitions of, Borrowing Base
Deficit, Defaulted Receivable, Delinquent Receivable, Eligible Receivable, Facility Limit, Final Maturity Date, Net Receivables Pool Balance or Total Reserves contained in this Agreement, or increase the then existing Concentration Percentage or Special Concentration Limit for any Obligor or change the calculation of the Borrowing Base;

(ii)reduce the amount of Capital or Interest that is payable on account of any Loan or with respect to any other Credit Extension or delay any scheduled date for payment thereof;

(iii)change any Event of Default;

(iv)release all or a material portion of the Collateral from the
Administrative Agent’s security interest created hereunder;

(v)release the Performance Guarantor from any of its obligations under the Performance Guaranty or terminate the Performance Guaranty;

(vi)change any of the provisions of this Section 14.01 or the definition of “Majority Lenders”; or

(vii)change the order of priority in which Collections are applied pursuant to Section 4.01.

Notwithstanding the foregoing, (A) no amendment, waiver or consent shall increase any Lender’s Commitment hereunder without the consent of such Lender, (B) no amendment, waiver

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